UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2010
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     On June 10, 2010, Mad Catz Interactive, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal fourth quarter and fiscal year ended March 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
     The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 9, 2010, the Board of Directors of the Company appointed Brian Andersen as the Company’s Chief Operating Officer effective June 1, 2010. Mr. Andersen, 34, joined the Company in October 2002 in connection with the expansion of the Company’s European presence. Mr. Andersen has held a number of positions within the Company’s European operations, including Category Manager until July 2003, Director of Operations from July 2003 until July 2005 and most recently European General Manager since July 2005. Prior to joining the Company, Mr. Andersen worked as European Stock Controller for Recoton Corp., the parent company of InterAct Accessories, and Financial Controller for Apost in Denmark, which has since been acquired by DHL International GmbH. Mr. Andersen has completed the International Business Studies at Koege Handelsskole, Denmark. As Chief Operating Officer of the Company, Mr. Andersen’s base salary has been increased to £163,152. There is no arrangement or understanding between Mr. Andersen and any other person, pursuant to which Mr. Andersen was appointed the Company’s Chief Operating Officer. Mr. Andersen is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.
     On June 9, 2010, the independent members of the Company’s Board of Directors approved cost of living salary increases for the Company’s executive officers in the amount of 3% of the applicable fiscal 2010 salary and an increase in Mr. Andersen’s base salary in connection with his appointment as Chief Operating Officer of the Company. As approved, the executive officers’ fiscal 2011 base salaries are set forth below.

		FY 2011
Name	Title	Base Salary
Darren Richardson	President and Chief Executive Officer of the Company	$410,966
Stewart Halpern	Chief Financial Officer of the Company	$267,194
Brian Andersen	Chief Operating Officer of the Company	£163,152
Whitney Peterson	Vice President — Corporate Development and General Counsel of Mad Catz, Inc.	$267,194

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

99.1	Press Release, dated June 10, 2010, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2010	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Stewart Halpern
		Name:	Stewart Halpern
Its: Chief Financial Officer